EXHIBIT 1

                                 TERMS AGREEMENT

                                                                    May 22, 2001

Washington Mutual Finance Corporation
c/o Washington Mutual, Inc.
1201 3rd Avenue
Seattle, Washington 98101

Ladies and Gentlemen:

                  We (the "Underwriters" and the  "Representatives")  understand that Washington Mutual Finance Corporation, a Delaware corporation (the "Company"), proposes to issue and sell (i) $500,000,000 aggregate principal amount of its 6.250% Senior Notes due May 15, 2006 and (ii) $500,000,000 aggregate principal amount of its 6.875% Senior Notes due May 15, 2011 (the "Underwritten Securities"). Subject to the terms and conditions set forth herein or incorporated by reference herein, the Underwriters hereby offer to purchase, severally and not jointly, the principal amount of Underwritten Securities set forth opposite their respective names below at, (i) for the 6.250% notes, 99.257% of the principal amount thereof, together with accrued interest thereon, if any, from May 24, 2001 to (but not including) the Delivery Date and (ii) for the 6.875% notes, 98.956% of the principal amount thereof, together with accrued interest thereon, if any, from May 24, 2001 to (but not including) the Delivery Date.

                        6.250% Fixed Rate Notes, due 2006

                                                                  Principal
                    Underwriters                                     Amount


         Banc of America Securities LLC........................$200,000,000
         J.P. Morgan Securities Inc............................$200,000,000
         Credit Suisse First Boston Corporation.................$30,000,000
         Deutsche Banc Alex. Brown..............................$30,000,000
         Goldman, Sachs & Co....................................$30,000,000
         Keefe Bruyette & Woods.................................$10,000,000
                  Total........................................$500,000,000

                  The Underwritten Securities shall have the following terms:

Date of maturity:              May 15, 2006

Interest rate:                 6.250% per annum, payable semi-annually

Initial public offering price: 99.607%,  plus accrued interest, if any, from May
                               24, 2001 to (but not including) the Delivery Date

Interest payment dates:        November 15th and May 15th,  commencing  November
                               15, 2001


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                                                                               2


                        6.875% Fixed Rate Notes, due 2011

                                                                  Principal
                    Underwriters                                     Amount


         Banc of America Securities LLC........................$200,000,000
         J.P. Morgan Securities Inc............................$200,000,000
         Credit Suisse First Boston Corporation.................$30,000,000
         Deutsche Banc Alex. Brown..............................$30,000,000
         Goldman, Sachs & Co....................................$30,000,000
         Keefe Bruyette & Woods.................................$10,000,000
                  Total........................................$500,000,000

                  The Underwritten Securities shall have the following terms:

Date of maturity:              May 15, 2011

Interest rate:                 6.875% per annum, payable semi-annually

Initial public offering price: 99.406%,  plus accrued interest, if any, from May
                               24, 2001 to (but not including) the Delivery Date

Interest payment dates:        November 15th and May 15th,  commencing  November
                               15, 2001

                                Shared Provisions

Redemption provisions:         The Underwritten Securities are not redeemable

Form: The Underwritten Securities are to be issued in the form of one or more global securities registered in the name of The Depository Trust Company or its nominee (the "Depositary"); delivery of the Underwritten Securities at closing will be made through the facilities of the Depositary Specified funds for payment of purchase price: Wire transfer of immediately available funds

Specified address for notices: Banc of America Securities LLC
                               NY1-301-31-01
                               9 West 57th Street
                               New York, New York 10019

Delivery Date:                 11:00 a.m., New York City time, on May 24, 2001


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                                                                               3


Place of closing:              Simpson Thacher & Bartlett
                               425 Lexington Avenue
                               New York, New York 10017

                  The Underwriters hereby confirm that they have furnished to the Company in writing the following information for inclusion in the Company's Prospectus Supplement dated May 22, 2001 to the Company's Prospectus dated May 22, 2001 relating to the Underwritten Securities (the "Prospectus Supplement"):
(i) the first sentence of the second paragraph below the table on page S-6 of the Prospectus Supplement concerning concession, (ii) the second sentence of the second paragraph below the table on page S-6 of the Prospectus Supplement concerning discount and (iii) the sixth and seventh paragraphs below the table on page S-6 of the Prospectus Supplement concerning over-allotment, stabilizing transactions, syndicate covering transactions and penalty bids.

                  All of the provisions contained in the document entitled "Washington Mutual Finance Corporation -- Debt Securities -- Underwriting Agreement Basic Provisions" and dated June 23, 1999 (the "Basic Provisions"), a copy of which you have previously furnished to us, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein; provided, however, that clause (e) of Paragraph 6 of such provisions shall be deleted and shall be replaced in its entirety by the following: "(e) Prior to filing with the Commission any (i) amendment or supplement to the Registration Statement, (ii) Prospectus or any amendment or supplement thereto or (iii) document incorporated by reference in any of the foregoing or any amendment of or supplement to any such incorporated document, to furnish a copy thereof to the Representatives and their counsel and to provide the Representatives an opportunity to comment thereon and will not effect such amendment or supplement without the consent of Banc of America Securities LLC, which consent will not be unreasonably withheld or delayed."

                  Terms defined in such Underwriting Agreement Basic Provisions are used herein as therein defined.



                      [Balance of Page Intentionally Blank]

                  Please accept this offer no later than, 11:00 a.m. New York City time, on May 24, 2001 by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us, or by sending us a written acceptance in the following form:

                  "We hereby accept your offer, set forth in the Terms Agreement dated May 22, 2001, to purchase the Underwritten Securities on the terms set forth therein."


                                          Very truly yours,

                                          BANC OF AMERICA SECURITIES LLC
                                          J.P. MORGAN SECURITIES INC.
                                          CREDIT SUISSE FIRST BOSTON CORPORATION
                                          DEUTSCHE BANC ALEX. BROWN
                                          GOLDMAN SACHS
                                          KEEFE BRUYETTE & WOODS

                                          By: BANC OF AMERICA SECURITIES LLC


                                          By:  ________________________________
                                               Name:
                                               Title:


                                          By: J.P. MORGAN SECURITIES INC.


                                          By:  ________________________________
                                               Name:
                                               Title:



Accepted:

WASHINGTON MUTUAL FINANCE CORPORATION

By:  ____________________________________
     Name:
     Title:

                                    EXHIBIT 1


                      WASHINGTON MUTUAL FINANCE CORPORATION

                                 DEBT SECURITIES

                     UNDERWRITING AGREEMENT BASIC PROVISIONS



                                                                    May 22, 2001

                  The basic provisions set forth herein are intended to be incorporated by reference in a terms agreement (a "Terms Agreement") of the type referred to in Paragraph 2 hereof. With respect to any particular Terms Agreement, the Terms Agreement, together with the provisions hereof incorporated therein by reference, is herein referred to as this "Agreement". Terms defined in the Terms Agreement are used herein as therein defined.

                  The Company may issue and sell from time to time series of its debt securities registered under the registration statement referred to in Paragraph 1(a) hereof (the "Securities"). The Securities may have varying designations, denominations, interest rates and payment dates, maturities, redemption provisions and selling prices, with all such terms for any particular series of Securities (together with any other terms relating to such series) to be determined and set forth in the Terms Agreement relating to the series.

         1. The Company represents, warrants and agrees that:

         (a) A registration statement on Form S-3 (File No. 333-56596) with respect to the Securities has been prepared and filed by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has become effective. The Indenture pursuant to which the Underwritten Securities will be issued (the "Indenture") has been qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"). As used in this Agreement, (i) "Preliminary Prospectus" means each prospectus (including all documents incorporated therein by reference) included in such registration statement, and amendments or supplements thereof, before it became effective under the Act, including any prospectus filed with the Commission pursuant to Rule 424(a) of the Rules and Regulations; (ii) "Registration Statement" means such registration statement when it became effective under the Act, and as from time to time amended or supplemented thereafter at the time of effectiveness of such amendment or filing of such supplement with the Commission (including all documents incorporated therein by reference); (iii) "Basic Prospectus" means the prospectus (including all documents incorporated therein by reference) included in the Registration Statement; and (iv) "Prospectus" means the Basic Prospectus, together with any amendments or supplements (including in each case all documents incorporated therein by reference), as filed with, or transmitted by a means reasonably calculated to result in filing with, the Commission pursuant to paragraph (b) of Rule 424 of the Rules and Regulations. The Commission has not issued any order preventing or suspending the use of the Prospectus.

         (b) The Registration Statement did, as of the time it became effective, and will, as of each filing of the Company's most recent annual report pursuant


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                                                                               2


to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Prospectus did, as of its issue date, comply as to form in all material respects with the Act, the Exchange Act, the Trust Indenture Act, and the rules and regulations of the Commission under such Acts; the Indenture, including any amendments and supplements thereto, conforms, and will conform, in all material respects with the requirements of the Trust Indenture Act and the rules and regulations of the Commission thereunder; the Registration Statement did not, as of the time it became effective, and will not, as of each filing of the Company's most recent annual report pursuant to
Section 13(a) or 15(d) of the Exchange Act, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus does not and will not as of the Delivery Date (as hereinafter defined) contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, or to any statements in or omissions from the statement of eligibility and qualification on Form T-1 of the Trustee under the Trust Indenture Act.

         (c) Neither the Company nor any of its majority-owned subsidiaries (as defined in Rule 405 of the Rules and Regulations, and hereinafter called "Subsidiaries") is in violation of its corporate charter or by-laws or in default in the observance or performance of any agreement, indenture or instrument, the effect of which violation or default would be material to the Company and its Subsidiaries taken as a whole; the execution, delivery and performance of this Agreement and the Indenture and compliance by the Company with the provisions of the Underwritten Securities and the Indenture have been duly authorized by all necessary corporate action and will not conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its Subsidiaries pursuant to the terms of, or constitute a default in the observance or performance of, any agreement, indenture or instrument, or result in a violation of the corporate charter or by-laws of the Company or any of its Subsidiaries or any order, statute, rule or regulation of any court or governmental agency having jurisdiction over the Company, any of its Subsidiaries or their respective properties, the effect of which conflict, lien, charge, encumbrance, default or violation would be material to the Company and its Subsidiaries taken as a whole; and except as required by the Act, the Trust Indenture Act, the Exchange Act and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement or the Indenture.

         (d) From the dates as of which information is given in the Registration Statement and the Prospectus, and except as described therein, (i) there has not been any material adverse change or any development involving a prospective material adverse change in the financial condition or results of operations of the Company and its Subsidiaries taken as a whole and (ii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock. There is no financial support agreement between the Company and Washington Mutual, Inc. ("Washington Mutual") or any affiliate thereof respecting the business relationship between the two parties.

         (e) To the best knowledge of the Company, Deloitte & Touche LLP, whose reports appear in the Company's Annual Report on Form 10-K incorporated by reference in the Prospectus, are independent public accountants as required by the Act and the Rules and Regulations.

         (f) (i) As of the Delivery Date, the Indenture will have been duly executed and delivered and validly authorized by the Company and will constitute the legally binding obligation of the Company enforceable in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting creditors' rights generally, by general equity principles or by an implied covenant of good faith and fair dealing), (ii) the Underwritten Securities have been validly authorized for issuance and sale pursuant to this Agreement and, upon execution, authentication, delivery and payment therefor as provided in this Agreement and the Indenture, will be validly issued and outstanding, and will constitute legally binding obligations of the Company enforceable in accordance with their terms (except as enforcement of the Underwritten Securities may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting creditors' rights generally, by general equity principles or by an implied covenant of good faith and fair dealing) and entitled to the benefits of the Indenture, and (iii) the Underwritten Securities and the Indenture conform in all material respects to the descriptions thereof contained in the Prospectus.

         (g) The Company has been duly incorporated, is validly existing and is in good standing under the laws of its jurisdiction of incorporation; each of the Subsidiaries has been duly incorporated, is validly existing and is in good standing under the laws of their respective jurisdictions of incorporation (except where the failure to be so incorporated or to be in good standing would not have a material adverse effect on the Company and its Subsidiaries taken as a whole); to the best knowledge of the Company, the Company and each of its Subsidiaries are duly qualified to do business and in good standing as foreign corporations in each jurisdiction in which their respective ownership or leasing of property or the conduct of their respective businesses requires such qualification, and have the corporate power and authority necessary to own, lease and operate their respective properties and to conduct the businesses in which they are engaged, except where the failure to so qualify or to have such power and authority would not have a material adverse effect on the Company and its Subsidiaries taken as a whole; and the capital stock of each Subsidiary is owned by the Company, directly or through Subsidiaries, free and clear of any mortgage, pledge, lien, claim or encumbrance.

         (h) Except as described in the Prospectus, there is no material litigation or governmental proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries which would result in any material adverse change in the financial condition or results of operations of the Company and its Subsidiaries taken as a whole or which is required to be disclosed in the Registration Statement.

         (i) The financial statements filed as part of the Registration Statement or included or incorporated in any Preliminary Prospectus or the Prospectus present, and will present as of the Delivery Date, fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved; and the supporting schedules included or incorporated in the Registration Statement present fairly the information required to be stated therein.

         (j) The documents incorporated by reference into any Preliminary Prospectus or the Prospectus have been, and any documents subsequently incorporated by reference will be, as of the applicable filing date, prepared by the Company in conformity with the applicable requirements of the Act and the Rules and Regulations and the Exchange Act and the rules and regulations of the Commission thereunder; and such documents have been or will be as of the Delivery Date timely filed as required thereby.

         (k) There are no contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations, or which were required to be filed as exhibits to any document incorporated by reference in the Prospectus by the Exchange Act or the rules and regulations of the Commission thereunder, which have not been filed as exhibits to the Registration Statement or to such documents, or incorporated therein by reference as permitted by the Rules and Regulations or the rules and regulations of the Commission under the Exchange Act, as the case may be.

         (l) All of the authorized, issued and outstanding capital stock of the Company has been duly authorized and validly issued and is fully paid and non-assessable and is owned, directly or indirectly, by Washington Mutual.

         (m) The Company and each of its Subsidiaries have all licenses, approvals and consents for the conduct of their respective businesses, the failure of which to have would have a material adverse effect on the business of the Company and the Subsidiaries taken as a whole.

         2. The obligation of the Underwriters to purchase, and the Company to sell, the Underwritten Securities is evidenced by a Terms Agreement delivered at the time the Company determines to sell the Underwritten Securities. The Terms Agreement specifies the firm or firms which will be Underwriters, the principal amount of the Underwritten Securities to be purchased by each Underwriter, the purchase price to be paid by the Underwriters for the Underwritten Securities, the public offering price, if any, of the Underwritten Securities, certain terms thereof and the Underwriters' compensation therefor, any of the terms of the Underwritten Securities not already specified in the Indenture (including, but not limited to, designations, denominations, interest rate or rates (and method of calculation thereof) and payment dates, maturity, redemption provisions and sinking fund requirements) and the written information that has been furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion in the Registration Statement or the Prospectus. The Terms Agreement also specifies any details of the terms of the offering which should be reflected in a post-effective amendment to the Registration Statement or the supplement to the Prospectus relating to the offering of the Underwritten Securities.

         3. The  Company  shall not be  obligated  to deliver  any  Underwritten
Securities except upon payment for all the Underwritten Securities to be purchased pursuant to this Agreement as hereinafter provided.

         4. If any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Underwritten Securities which the defaulting Underwriter agreed but failed to purchase in the respective proportions which the principal amount of Underwritten Securities set forth in the Terms Agreement to be purchased by each remaining non-defaulting Underwriter set forth therein bears to the aggregate principal amount of Underwritten Securities set forth therein to be purchased by all the remaining non-defaulting Underwriters; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any Underwritten Securities if the aggregate principal amount of Underwritten Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase exceeds 9.09% of the total principal amount of Underwritten Securities, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the principal amount of Underwritten Securities set forth in the Terms Agreement to be purchased by it. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Underwritten Securities. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the Underwritten Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Paragraphs 6(k) and 10 hereof.

         Nothing contained in this Paragraph shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other underwriters are obligated or agree to purchase the Underwritten Securities of a defaulting or withdrawing Underwriter, either the Representatives of the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company of counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

         5. Delivery of and payment for the Underwritten Securities shall be made at the office of the Representatives at such address and time as may be specified in the Terms Agreement. This date and time are sometimes referred to as the "Delivery Date". On the Delivery Date the Company shall deliver the Underwritten Securities to the Representatives through the facilities of The Depository Trust Company, New York, New York, for the account of each Underwriter against payment to the Company of the purchase price by wire transfer of immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Underwritten Securities shall be in definitive fully registered form and in such denominations and registered in such names as the Representatives shall request in writing not less than two full business days prior to the Delivery Date. For the purpose of expediting the checking of the Underwritten Securities, the Company shall make the Underwritten Securities available for inspection by the Representatives in New York, New York (or such other place as may be specified by the Representatives) not later then 2:00 P.M., New York City time, at least one business day prior to the Delivery Date.

         6. The Company covenants and agrees with the Representatives as follows:

         (a) To furnish promptly to the Representatives and to their counsel a signed copy of the Registration Statement as originally filed and each amendment thereto, and a copy of each Prospectus filed with the Commission, including all supplements thereto and all documents incorporated therein by reference and all consents and exhibits filed therewith;

         (b) To deliver promptly to the Representatives such number of the following documents as they may reasonably request: (i) conformed copies of the Registration Statement (excluding exhibits other than the computation of the ratio of earnings to fixed charges, the Indenture and this Agreement), (ii) each Preliminary Prospectus, the Basic Prospectus and the Prospectus and any supplement thereto and (iii) any documents incorporated by reference in the Prospectus;

         (c) If, during any period in which, in the opinion of counsel for the Representatives, a prospectus relating to the Underwritten Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus would include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, to immediately notify the Representatives and to promptly prepare and file (subject to (e) below) with the Commission an amendment or supplement which will effect such compliance (provided, however, that if such amendment or supplement of the Prospectus shall be filed after the nine-month period commencing on the date hereof, the Representatives shall pay the costs incurred in connection with the preparation of such amendment or supplement);

         (d) To timely file (subject to (e) below) with the Commission during any period in which, in the opinion of counsel for the Representatives, any Prospectus is required by law to be delivered in connection with sales of the Underwritten Securities, all documents (and any amendments to previously filed documents) required to be filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act;

         (e) Prior to filing with the Commission any (i) amendment or supplement to the Registration Statement, (ii) Prospectus or any amendment or supplement thereto or (iii) document incorporated by reference in any of the foregoing or any amendment of or supplement to any such incorporated document, to furnish a copy thereof to the Representatives and their counsel and to provide the Representatives an opportunity to comment thereon and will not effect such amendment or supplement without the consent of a majority in interest of the several Underwriters, which consent will not be unreasonably withheld or delayed;

         (f) To advise the Representatives immediately (i) when any post-effective amendment to the Registration Statement relating to or covering the Underwritten Securities becomes effective, (ii) of any request or proposed request by the Commission for an amendment or supplement to the Registration Statement, to the Prospectus, to any document incorporated by reference in any of the foregoing or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order directed to the Prospectus or any document incorporated therein by reference or the initiation or threat of any stop order proceeding or of any challenge to the accuracy or adequacy of any document incorporated by reference in the Prospectus, (iv) of receipt by the Company of any notification with respect to the suspension of the qualification of the Underwritten

Securities for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose and (v) of the happening of any event which makes untrue any statement of a material fact made in the Registration Statement or the Prospectus or which requires the making of a change in the Registration Statement or the Prospectus in order to make any statement of a material fact therein not misleading;

         (g) If the Commission shall issue a stop order suspending the effectiveness of the Registration Statement, to make every reasonable effort to obtain the lifting of that order at the earliest possible time;

         (h) To make generally available to its security holders and to deliver to the Representatives, in each case as soon as practicable, an earnings statement (in form complying with the provisions of Section 11(a) of the Act and Rule 158 thereunder and which need not be certified by independent certified public accountants unless required by the Act or the Rules and Regulations) covering the period beginning not later than the first day of the fiscal quarter next following each date which (i) under Section 11(a) of the Act and the Rules and Regulations is an "effective date" (as defined in Rule 158) of the Registration Statement for purposes of said Section 11(a), and (ii) is not later than the Delivery Date;

         (i) For one year after the Delivery Date, to furnish to the Representatives, promptly after the time the Company makes the same available to others, copies of all public reports or releases and all reports and financial statements furnished by the Company to any securities exchange pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

         (j) To endeavor,  in cooperation with the  Representatives,  to qualify the Underwritten Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Representatives may reasonably designate, and to maintain such qualifications in effect for as long as may be reasonably required for the distribution of the Underwritten Securities. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Underwritten Securities have been qualified as above provided;

         (k) To pay (i) the costs incident to the authorization, issuance, sale and delivery of the Underwritten Securities and any taxes payable in that connection, (ii) the costs incident to the preparation, printing and filing under the Act of the Registration Statement and any amendments, supplements and exhibits thereto, (iii) the costs incident to the preparation, printing and filing of any document and any amendments and exhibits thereto required to be filed by the Company under the Exchange Act, (iv) the costs of distributing the Registration Statement, as originally filed, and each amendment and post-effective amendment thereof (including exhibits), any Preliminary Prospectus, the Basic Prospectus, the Prospectus, any supplement or amendment to the Prospectus and any documents incorporated by reference in any of the foregoing documents, (v) the costs of distributing the terms of the agreement relating to the organization of the underwriting syndicate to the Underwriters by mail, telex or other means of communication, (vi) the costs of typing this Agreement, (vii) the costs and fees in connection with the listing of the Securities on any securities exchange, (viii) the costs of any filings with the

National Association of Securities Dealers, Inc., (ix) the fees and disbursements of counsel to the Company, (x) the fees paid to rating agencies in connection with the rating of the Securities, including the Underwritten Securities, (xi) the fees and expenses of qualifying the Securities, including the Underwritten Securities, under the securities laws of the several jurisdictions as provided in this Paragraph, and of preparing and printing a Blue Sky Memorandum and a memorandum concerning the legality of the Securities, including the Underwritten Securities, as an investment (including fees and expenses of counsel to the Representatives in connection therewith), and (xii) all other costs and expenses incident to the performance of the Company's obligations under this Agreement; provided, that, except as provided in this Paragraph and in Paragraph 10 hereof, the Underwriters shall pay their own costs and expenses, including the fees and expenses of their counsel, any transfer taxes on the Underwritten Securities which they may sell and the expenses of advertising any offering of the Underwritten Securities made by the Underwriters; and

         (l) During the period beginning on the date of the Terms Agreement and continuing to the Delivery Date, without the prior consent of the Representatives, not to offer or sell, or enter into any agreement to sell, any debt securities of the Company other than borrowings under the Company's revolving credit agreements and lines of credit, the private placement of securities, borrowings from Washington Mutual or any affiliate thereof and issuances in the ordinary course of business of the Company's commercial paper.

         7. (a) The Company shall indemnify and hold harmless each Underwriter, each other person, if any, who is participating with the Underwriters in the distribution of the Underwritten Securities who is an "underwriter" within the meaning of Section 2(11) of the Act with respect to the distribution of the Underwritten Securities (the "Participants") and each person, if any, who controls any Underwriter or any Participant within the meaning of Section 15 of the Act from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which such Underwriter or such Participant or controlling person may become subject, under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or arises out of, or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter, each Participant and each controlling person for any legal and other expenses reasonably incurred, as incurred, by such Underwriter or such Participant or controlling person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action, provided, however, (i) that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein; and (ii) that with respect to any Preliminary Prospectus or Prospectus, the foregoing indemnification shall not inure to the benefit of any Underwriter, any Participant or any person controlling that Underwriter or Participant on account of any loss, claim, damage, liability or action arising from the purchase of Securities by any person from that Underwriter or Participant, if that Underwriter or Participant in fact failed to send or give a copy of the Prospectus (excluding documents incorporated by reference) provided by the Company in accordance with Paragraph 6(b) hereof (as such Prospectus may then be amended or supplemented, in each case exclusive of the documents incorporated therein by reference) to that person within the time required by the Act; provided, however, that subparagraph
(ii) above shall not apply (X) where such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus or Prospectus and such untrue statement, alleged untrue statement, omission or alleged omission, was not corrected in the Prospectus (or the amendment or supplement thereto) or (Y) where the failure to deliver such Prospectus (or the amendment or supplement thereto) resulted from noncompliance by the Company with Paragraph 6(b) hereof. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter, any Participant or controlling person.

         (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and any person who controls the Company within the meaning of Section 15 of the Act from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Act, the Exchange Act or federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or arises out of, or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company or any such director, officer or controlling person for any legal and other expenses reasonably incurred, as incurred, by the Company or any such director, officer or controlling person in investigating or defending or preparing to defend against any such loss, claim, damage, liability of action. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any of its directors, officers or controlling persons.

         (c) Promptly after receipt by an indemnified party under this Paragraph of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Paragraph, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Paragraph except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Paragraph 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, any indemnified party shall have the right to employ separate counsel in any such claim or action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such claim or action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim or action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by the Representatives, if the indemnified parties under this Paragraph consist of any Underwriter, any Participant or any of their respective controlling persons, or by the Company, if the indemnified parties under this Paragraph consist of the Company or any of its directors, officers or controlling persons. The indemnifying party shall not be liable for any settlement of any such claim or action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment in favor of the plaintiff in any such claim or action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (ii) does not include a statement as to, or an admission of, fault, culpability, or a failure to act by or on behalf of an indemnified party.

         (d) If the indemnification provided for in this Paragraph shall for any reason be unavailable to an indemnified party under Paragraph 7(a) or 7(b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters and the Participants on the other from the offering of the Underwritten Securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters and the Participants on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters and the Participants on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Underwritten Securities (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters and the Participants with respect to such offering in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Paragraph 7(d) were to be determined by pro rata allocation or by any other method of allocation (even if the Underwriters and the Participants were treated as one entity for such purpose) which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Paragraph 7(d) shall be deemed to include, for purposes of this Paragraph 7(d), any legal or other expenses reasonably incurred by each indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Paragraph 7(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Underwritten Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission of alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(i) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Paragraph 7(d) are several in proportion to their respective underwriting obligations and not joint.

         (e) The agreements contained in this Paragraph and the representations, warranties and agreements of the Company contained elsewhere in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall survive the delivery of and payment for the Underwritten Securities and shall remain operative and in full force and effect, regardless of the termination of this Agreement or any investigation made on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company.

         8. The obligations of the Underwriters under this Agreement may be terminated by the Representatives, in their absolute discretion, by notice given to and received by the Company prior to the delivery of and payment for the Underwritten Securities, if, during the period beginning on the date of the Terms Agreement to and including the Delivery Date, (a) trading in securities generally on the New York Stock Exchange is suspended or minimum prices are established on that Exchange or trading in any securities of the Company have been suspended by any exchange or by the Commission, or (b) a banking moratorium is declared by either Federal or New York State authorities, or (c) there is an outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war if the effect of any such event is to make it, in the judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Underwritten Securities, or (d) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Underwritten Securities, or (e) the rating of any of the Company's debt securities shall have been lowered by either Moody's Investors Services, Inc. or Standard & Poor's or either of such rating agencies shall have publicly announced that it has placed any of the Company's debt securities on what is commonly termed a "watch list" for possible downgrading, or (f) there shall have occurred no material adverse change and no development involving a prospective material adverse change in the financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, as to make it, in the judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Underwritten Securities.

         9. The respective obligations of the Underwriters under this Agreement with respect to the Underwritten Securities are subject to the accuracy, on the date of the Terms Agreement and on the Delivery Date, of the representations and warranties of the Company contained herein, to the accuracy of the statements of the Company's officers made in any certificate furnished pursuant to the provisions hereof, to the performance and observance by the Company of all covenants and agreements contained herein, and to each of the following additional terms and conditions applicable to the Underwritten Securities:

         (a) At or before the Delivery Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission, nor any order directed to any document incorporated by reference in any Prospectus shall have been initiated or threatened by the Commission.

         (b) The General Counsel or an Assistant General Counsel of the Company (or such other counsel as shall be satisfactory to the Underwriters) shall have furnished to the Representatives his opinion addressed to the Underwriters and dated the Delivery Date, in form and substance reasonably satisfactory to the Representatives and their counsel, to the effect that:

                  (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware;

                  (ii) The Company has the corporate power and authority necessary to own, lease and operate its properties and conduct its business as described in the Registration Statement;

                  (iii) To the best of his knowledge, the Company is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction in which its conduct of business or its ownership or leasing of properties requires such qualification and in which the failure to be so qualified would have a material adverse effect on the Company and its Subsidiaries taken as a whole;

                  (iv) All of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued and is fully paid and non-assessable, and, except as described in the Registration Statement, all of such capital stock is owned by the Company, directly or through Subsidiaries, free and clear of any mortgage, pledge, lien, claim or encumbrance;

                  (v) The authorized, issued and outstanding capital stock of the Company is set forth in the Prospectus and the shares of the Company's issued and outstanding common stock, $1.00 par value, set forth therein are owned, directly or indirectly, by Washington Mutual;

                  (vi) Such counsel does not know of any material litigation or any governmental proceeding pending or threatened against the Company or any of its Subsidiaries required to be disclosed in the Prospectus which is not disclosed;

                  (vii) Such counsel does not know of any contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations, or which are required to be filed by the Exchange Act or the rules and regulations of the Commission thereunder as exhibits to any document incorporated by reference in the Prospectus, which have not been filed as exhibits to the Registration Statement or to such document, or incorporated therein by reference as permitted by the Rules and Regulations or the rules and regulations of the Commission under the Exchange Act, as the case may be;

                  (viii) To the best of such counsel's knowledge, the Company is not in violation of its corporate charter or by-laws, none of the Subsidiaries are in violation of their corporate charters or by-laws, and neither the Company nor any of the Subsidiaries are in default in the observance or performance of any agreement, indenture or instrument, the effect of which violation or default would be material to the Company and the Subsidiaries taken as a whole; and

                  (ix) To the best of his knowledge, the execution, delivery and performance of this Agreement and compliance by the Company with the provisions of the Underwritten Securities and the Indenture will not conflict with, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of the Subsidiaries pursuant to the terms of, or constitute a default in the observance or performance of, any material agreement, indenture or instrument, or result in a violation of the corporate charter or by-laws of the Company or any of the Subsidiaries or any order, statute, rule or regulation of any court or governmental agency having jurisdiction over the Company, any of the Subsidiaries or their respective properties, the effect of which conflict, lien, charge, encumbrance, default or violation would be material to the Company and the Subsidiaries taken as a whole; and no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance by the Company of this Agreement except such as may be required by the Act, the Trust Indenture Act, the Exchange Act and state securities laws.

(c) Heller Ehrman White & McAuliffe, counsel to the Company, shall have furnished to the Representatives their opinion addressed to the Underwriters and dated the Delivery Date, in form and substance reasonably satisfactory to the Representatives and their counsel, to the effect that:

                  (i) This Agreement has been duly authorized, executed and delivered by the Company;

                  (ii) The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights generally, by general equity principles (regardless of whether enforceability is considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing;

                  (iii) The Underwritten Securities are in a form contemplated by the Indenture and approved by the board of directors of the Company and have been duly authorized by all necessary corporate action and, when executed and authenticated as specified in the Indenture and delivered against payment therefor in accordance with this Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights generally, by general equity principles (regardless of whether enforceability is considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing;

                  (iv) The Underwritten Securities and the Indenture conform in all material respects to the statements concerning them in the Registration Statement and the Prospectus;

                  (v) The Indenture is qualified under, and complies as to form in all material respects with, the Trust Indenture Act;

                  (vi) The Registration Statement is effective under the Act; no stop order suspending its effectiveness has been issued, and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission; and no order directed to any document incorporated by reference in the Prospectus has been issued by the Commission;

                  (vii) The Registration Statement, as of the time it became effective, and the Prospectus, as of its issue date (except that, in each case, no opinion need be expressed as to the financial statements and schedules and other financial data contained or incorporated by reference therein), complied as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission under said Acts, and the documents incorporated by reference in the Prospectus, when filed with the

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                                                                              15


         Commission (except that no opinion need be expressed as to the financial statements and schedules and other financial data contained or incorporated by reference therein), complied as to form in all material respects with the applicable requirements of the Exchange Act and the rules and regulations of the Commission thereunder; and (except that no opinion need be expressed as to the financial statements and schedules and other financial data contained or incorporated by reference therein) nothing has come to the attention of such counsel to lead them to believe that the Registration Statement, as of the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date and as of the Delivery Date, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (d) All corporate proceedings and other legal matters incident to the authorization, and validity of this Agreement, and the authorization, form and validity of the Underwritten Securities, the Indenture, the Registration Statement, the Prospectus and any supplement, amendment or incorporated document, other then financial statements and other financial data, and all other legal matters and transactions contemplated by this Agreement shall be reasonably satisfactory in all material respects to Simpson Thacher & Bartlett, counsel for the Underwriters; the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters; and Simpson Thacher & Bartlett shall have furnished to the Representatives on the Delivery Date such opinions with respect to such matters as the Representatives may reasonably request.

         (e) (i) Neither the Company nor any of the Subsidiaries shall be in default (nor shall an event have occurred which, with notice or lapse of time, or both, would constitute a default) under any provision of any instrument relating to any outstanding indebtedness of the Company or any of the Subsidiaries (except where such default would not have a material adverse effect on the Company and its Subsidiaries taken as a whole) and (ii) no material amount of the assets of the Company or of the Company and its Subsidiaries taken as a whole shall have been pledged or mortgaged, except as referred to in the Registration Statement and Prospectus, as amended or supplemented.

         (f) The Company shall have furnished to the Representatives on the Delivery Date a certificate, dated the Delivery Date, of its President, its Chief Financial Officer or its Treasurer to the effect that to the best of his or her knowledge and after reasonable investigation:

                  (i) The representations, warranties and agreements of the Company in Paragraph 1 hereof are true and correct as of the Delivery Date; the Company has complied with all its agreements contained herein and satisfied all conditions on its part to be performed and satisfied at or prior to the date of such certificate (except that no certificate need be given in respect of the conditions set forth in Paragraphs 9(d) and 9(g) hereof); and the conditions set forth in Paragraph 9(a) hereof which are to be fulfilled at or prior to the date of such certificate have been fulfilled; and

                  (ii) He has reviewed the Registration Statement and the Prospectus and, in his opinion, (A) the Registration Statement, as of the time it became effective, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) the Prospectus, as of its date and as of the Delivery Date, does not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (C) since the time the Registration Statement became effective there has not occurred any event required to be set forth in an amended or supplemented prospectus which has not been so set forth.

         (g) The Company shall have furnished to the Representatives on the Delivery Date a letter in form and substance reasonably satisfactory to the Representatives in all respects from Deloitte & Touche LLP, addressed to the Underwriters and dated as of the Delivery Date, of the type described in the American Institute of Certified Public Accountants' Statement on Auditing Standards No. 72 and covering such specified financial statement items and procedures as the Representatives may reasonably request.

         (h) No order suspending the sale of the Underwritten Securities in any jurisdiction material to the distribution of the Underwritten Securities as contemplated hereby and designated by the Representatives pursuant to Paragraph 6(j) hereof shall have been issued or in existence, and no proceeding for that purpose shall have been instituted or, to the knowledge of the Underwriters or the Company, shall be contemplated.

         (i) No Underwriter shall have discovered and disclosed to the Company on or prior to the Delivery Date that the Registration Statement, the Prospectus and any amendments or supplements thereto, taken as a whole, contain an untrue statement of a fact which, in the opinion of counsel to the Representatives, is material and omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

         (j) During the period from the date of the Terms Agreement to and including the Delivery Date, there shall have occurred no material adverse change and no development involving a prospective material adverse change in the financial condition or results of operations of the Company and its Subsidiaries taken as a whole.

         10. If the Company shall fail to tender the Underwritten Securities for delivery to the Underwriters for any reason permitted under this Agreement, or if the Underwriters shall decline to purchase the Underwritten Securities for any reason permitted under this Agreement, the Company shall reimburse the Underwriters for the reasonable fees and expenses of their counsel and for such other reasonable out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of Underwritten Securities, and upon demand the Company shall pay the full amount thereof to the Representatives. If this Agreement is terminated pursuant to Paragraph 4 hereof by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

         11. The Company shall be entitled to act and rely upon any request, consent, notice or agreement on behalf of the Representatives. Any notice by the Company to the Underwriters shall be sufficient if given in writing or by facsimile addressed to the Representatives at such address and time as may be specified in the Terms Agreement, and any notice by the Underwriters to the Company shall be sufficient if given in writing or by facsimile addressed to the
Company at 1201 Third Avenue, Seattle,  Washington 98101, Attention of         ,
with a copy to the same address, Attention: Executive Vice President and General Counsel.

12. This Agreement shall be binding upon each Underwriter, the Company, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the indemnity agreement of the Company contained in Paragraph 7 hereof shall also be deemed to be for the benefit of any Participant and the person or persons, if any, who control any Underwriter or Participant within the meaning of Section 15 of the Act, and (b) the indemnity agreement of the Underwriters contained in Paragraph 7 hereof shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person who controls the Company within the meaning of Section 15 of the Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Paragraph, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

         13. For purposes of this Agreement, "business day" means any day on which the New York Stock Exchange is open for trading.

         14. All representations, warranties, indemnities, and agreements of the Company contained in this Agreement, or contained in certificates of officers submitted pursuant hereto, shall remain operative and in full force and effect, regardless of the termination of this Agreement or any investigation made by or on behalf of the Underwriters or any person controlling the Underwriters or by or on behalf of the Company, and shall survive each delivery of and payment for any of the Underwritten Securities.

         15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The Terms Agreement may be executed in one of more counterparts, and if executed in more than one counterpart the executed counterparts shall together constitute a single instrument.